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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): June 28, 2002


                            PARKER DRILLING COMPANY
             (Exact name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


            1-7573                                     73-0618660
    (Commission File Number)             (I.R.S. Employer Identification Number)


                             1401 ENCLAVE PARKWAY,
                          SUITE 600, HOUSTON, TX 77077
                    (Address of Principal Executive Offices)


                                 (281) 406-2000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS.

     Parker Drilling Company ("Parker") adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("FAS 142"), on January 1, 2002. The implementation of this accounting pronouncement modified the accounting for goodwill and intangibles, which included the cessation of amortizing capitalized goodwill and certain intangible assets. Parker is filing this Form 8-K to include "as adjusted" income (loss) before extraordinary gain, net income (loss) and net income (loss) per share financial information within its Consolidated Financial Statements for the years ended December 31, 2001, 2000 and 1999, as if the adoption of FAS 142 had occurred at the beginning of these respective years. Such information is presented within
Note 15 to the Consolidated Financial Statements filed as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7. FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS.

     The following exhibits are filed herewith:

     23.1 Consent of Independent Accountants

     99.1 Consolidated Financial Statements for the years ended December 31, 2001, 2000 and 1999.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PARKER DRILLING COMPANY

Dated: June 28, 2002

                                        By: /s/ JAMES J. DAVIS
                                            ------------------------------------
                                            James J. Davis
                                            Senior Vice President - Finance and
                                              Chief Financial Officer
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                               INDEX TO EXHIBITS


Exhibit No.                       Description
-----------                       -----------

   23.1        Consent of Independent Accountants

   99.1 Consolidated Financial Statements for the years ended December 31, 2001, 2000 and 1999.